SUPPLEMENT TO THE
FIDELITY ADVISOR
STRATEGIC OPPORTUNITIES FUND - INITIAL CLASS
PROSPECTUS
DATED FEBRUARY 26, 1996
   The following information replaces the similar information found in the "Sales Charge Reductions and Waivers" section beginning on page 22.
    2. Purchased for a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)

Effective August 30, 1996, Class A of the fund has been renamed "Class T" and a new class of shares (Class A) will be available for purchase on or about September 3, 1996.
The following information replaces the fifth paragraph on page 3 in the "Who May Want to Invest" section.
The fund is composed of multiple classes of shares. Each class of the fund has a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge, and pay distribution fees. Class T shares may bear a contingent deferred sales charge (CDSC). Class B shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, but are only available to certain types of investors. You may obtain more information about shares of Institutional Class, Class A, Class T, and Class B, which are not offered through this prospectus, by calling 1-800-843-3001.
Effective March 11, 1996, the following information updates the portfolio manager discussion found in the "FMR and Affiliates" section on page 8. Harris B. Leviton is vice president and manager of Advisor Strategic Opportunities, which he has managed since March 1996. Mr. Leviton also manages Retirement Growth. Previously, he managed Select Electronics from 1987 to 1990 and Convertible Securities from 1990 to 1992. Mr. Leviton joined Fidelity in 1986.
SUPPLEMENT TO THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND: INITIAL
CLASS
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 26, 1996
   The following information replaces the similar information found in the "Additional Purchase, Exchange, and Redemption Information" section beginning on page 15.
The sales charge will not apply:
2. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affilate (as described in exemption (1) above) of such employer, maintained at least one employee benefit plan that qualified for exemption (1) and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution, or (b) the distribution is transferred directly from the plan into another Fidelity account.
The following information updates the discussion of executive officers in the "Trustees and Officers" section on page 17.
TRUSTEES AND OFFICERS
Harris Leviton (35), is Vice President of Strategic Opportunities (1996) and an employee of FMR.